UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2009

Date of reporting period:  June 30, 2009

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders

Dear Shareholders:

Asset Allocation

As outlined in your Prospectus, the UTC North American Fund is committed to investing at least 80% of its total assets in North American debt and equity securities, with the remaining 20% in other markets. Historically, the Fund’s North American investments were largely focused on U.S. debt and equity securities. As part of the Fund’s overall geographic diversification strategy for 2009, the Fund has increased its focus on Canada and Emerging Markets. This diversification may help mitigate against the country-specific risks of the Fund, and should reward shareholders as the global economy improves.

Economic Overview

The U.S. equity and fixed income markets were extremely volatile in the first half of 2009 as concerns about a ‘double-dip’ recession, so called ‘green shoots in the economy’, housing and weak credit conditions created mixed feelings amongst investors and led to both markets posting marginal gains at the end of the period. Despite the high levels of volatility, our strategic decision to maintain the Fund’s significant cash holdings (55.70% as of March 1, 2009 and 32.56% as at June 30th 2009) stabilized the Fund’s price against erratic market movements. For the six months ended June 30th 2009, the Fund generated returns of 3.40%, outperforming both the U.S. equity and U.S. fixed income markets (for such six-month period, the Fund’s benchmarks, the S&P 500 and Barclays Capital Govt. /Credit Bond Index generated returns of 3.16% and 0.55%, respectively).

Although there are signs that the U.S. economy has bottomed, there still exists a certain level of weakness, which may continue to have a depressing effect on company profits going forward. Nevertheless, the aggressive easing of the Federal Reserve is succeeding in reviving financial markets to an extent. Although the expectations are that the economy would remain weak, an increasing number of rising leading indicators may suggest that conditions are in place for growth going forward, albeit at a slow pace.

Market Review First Half of 2009

United States

After a prolonged period of losses in the first quarter, the second quarter provided relief to investors as announcements of ‘green shoots’ or more appropriately improvements in the index of leading indicators caused an increase in investor confidence, which led to more favorable returns on the S&P 500 Index relative to the first quarter. The S&P 500 Index posted gains of 15.22% in the second quarter compared with losses of 11.67% in the first quarter.

The Conference Board Leading Economic Index, a measure which uses ten variables, such as interest rate spread and real money supply to forecast economic activity, increased 2.30% to 100.2 since the end of March (through May), after falling 1.00% to 97.9 during the first quarter. Nevertheless, the index remains below the 103.1 level it was at just prior to the onset of the recession. On a slightly positive note, there are signals that the housing market has begun to bottom out. Existing-home sales increased through the first two months of the second quarter on a month-over-month basis, and home prices have started to register smaller annual declines. Unfortunately, the level of foreclosures and delinquencies continues to rise. Equity markets outside the U.S. enjoyed a stronger recovery, with the MSCI World Index ex U.S. gaining 7.46% over the six months ended June 30th 2009.

The best performing sectors in the Fund’s equity component for the first half of 2009 were Telecommunication Services, Information Technology, Health Care and Consumer Discretionary, which posted returns of 23.37%, 20.02%, 17.79% and 16.42% respectively. Conversely, losses were experienced in Utilities (8.11%), Industrials (7.08%) and Consumer Staples (3.39%).

The Fund’s holdings in Financials such as Goldman Sachs and Morgan Stanley posted favorable returns for the first half of 2009 of 74.71% and 77.74% respectively, whilst holdings of Aflac Inc and Citigroup Inc. posted losses for the period under review of 32.18% and 55.74%, respectively. Overall, ‘Financials’ returned 8.80% for the period under review. The Fund’s U.S. equity component posted a gain of 9.20% in the first half of 2009, which was favorable when compared to the return of the S&P 500 Index over the same period of 3.16%. The Fund’s overweight position in the information technology and consumer discretionary sectors was the major impetus for the outperformance.

UTC North American Fund, Inc.
Letter to Shareholders (continued)

As the U.S. economy improves, increased focus would be placed on equity sectors such as ‘Industrials’, ‘Materials’ and ‘Energy’, which are expected to perform favorably in times of economic recovery.

Core fixed income holdings in high quality, U.S. Agency and Asset Backed bonds continued to provide support for the portfolio in times of extreme volatility in the first half of 2009. As at the end of the first half of 2009, 52.36% of Fixed Income Holdings were ‘AAA’ rated. However, the best performance in the Fund’s Bond portfolio came from the Corporate Bond component, which posted gross returns of 13.20% for the first half of 2009. The top performers in this sector were notes acquired in the ‘Energy’ and ‘Materials’ sector.

The Fund’s holdings of Government and Government related bonds posted gross returns of (7.95)% and 1.26%, respectively as the level of investors’ risk aversion decreased based on improving leading indicators. The Barclays Capital/Govt. Credit Bond Index posted gains of 0.55% whilst the U.S. Bond component of the Fund returned 3.22%. This outperformance can be attributed to the Fund’s overweight position in the lower end of the investment grade scale relative to the Index. As leading indicators started showing signs of a modest economic recovery, lower investment grade bonds were favored over higher grade bonds.

Canada

There are signs of a recovery in Canada. The Conference Board of Canada’s monthly consumer confidence index posted its fourth consecutive rise in June 2009. Housing activity, although never as hard hit as the U.S., has also picked up. The Canadian economy normally lags behind the U.S. economy by about nine months to a year; nevertheless, many analysts predict that a turnaround may come sooner than later.

The Fund’s Canadian investments at the end of the first half of 2009 were only 5.62% of the Fund’s size due to the recent foray into Canadian securities. Nevertheless, for the period under review, positive returns of 5.51% and 11.00% were experienced in the Canadian equity and bond component respectively. The latter evidences the favorable impact that geographic diversification is having on the Fund. The Fund’s underweight position in Canadian securities will be increased going forward to take advantage of future performance from this market.

As the global economy recovers, the Canadian economy should perform favorably, given that it is a commodity based economy. The latter also bodes well for the Canadian dollar.

Emerging Markets

With investors’ appetite for risk increasing, and their focus shifting toward the seemingly brighter prospects for economic recovery, emerging markets advanced sharply over the first half of 2009. The S&P BRIC 40 Index posted returns of 40.05%, whilst the Barclays Capital Global Emerging Markets Bond Index returned 18.26%. The combination of improving sentiment regarding the future of financial institutions, rising commodity prices, and strong prospects for growth from China, played a large role in the favorable performance of emerging markets. The sustainability of the rally in emerging market equities is likely to be contingent upon the release of favorable leading indicators, just as in the developed markets.

The Fund’s Emerging Market equity component, which represented 3.38% of the Fund’s size as at the end of the first half of 2009, returned 25.81% for the period under review, as compared to 40.05% for the S&P BRIC 40 Index. As for the Fixed Income side, which represented 3.70% of the Fund’s size, positive returns of 8.83% were experienced as compared to returns of 18.26% by the Barclays Capital Global Emerging Markets Bond Index. The Fund’s under-weight position in both asset classes was the main reason for the underperformance. As such, the Fund’s position in Emerging Market securities will be increased going forward in order to take advantage of future performance from Emerging Markets.

The developing world, whose problems are cyclical rather than structural, is not suffering under the weight of a severe banking crisis and an overleveraged consumer as in developed markets.

Market Outlook

The public and private sectors are reacting rapidly to address the over-leverage, under-regulation, and opacity that caused the financial crises. The latter, coupled with the massive stimulus programs being implemented, may cause economic recovery to come sooner than later. Credit markets appear to have begun responding to this intervention. Nevertheless, many of the effects of the crisis will take a long time to fade as the crisis moves from the financial system to the real economy.

UTC North American Fund, Inc.
Letter to Shareholders

The challenge for institutional investors will be to balance the desire to rapidly address the issues that have exposed them to unwanted risks with the need to adopt an opportunistic investment posture in today’s markets. Our approach would be to capitalize on the market turmoil. The dislocation in the financial markets has left institutional investment managers with a range of attractive investment opportunities across practically every asset class and geography. Given that the Fund held 55.70% in cash as at the beginning of March 2009, the latter provided superb opportunities to acquire securities at prices that may not be seen again in the near future.

The Fund’s cash component of 33% of Fund size as of the end of the first half of the year presents us with further opportunities to continue identifying high quality, attractively priced securities, which should continue to benefit UTC North American Fund shareholders.

Ms. Jovan Sankar
President

UTC North American Fund Inc. (the "Fund") is distributed in the U.S. by UTC Financial Service USA, Inc. (the "Broker-Dealer"), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker-Dealer.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
For the Six Months Ended June 30, 2009 (Unaudited)

As a shareholder of the mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/09 – 06/30/09).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principals. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ""Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended June 30, 2009
	Beginning Value	Ending Value	Expenses Paid During
	01/1/09	06/30/09	the Period
01/1/09 - 06/30/09*
Actual	$ 1,000.00	$ 1,034.00	$ 14.68

Hypothetical
(5% annual return before expenses)	$ 1,000.00	$ 1,024.79	$ 14.61

* Expenses are equal to the Fund's annualized expense ratio of 2.91% multiplied by the average account value over the period multiplied by 181/365 (to reflect the onehalf year period).

UTC North American Fund, Inc.
Asset Breakdown
June 30, 2009
(as a % of investments)

UTC North American Fund, Inc.
Schedule of Investments
June 30, 2009 (Unaudited)

Number of		Market
Shares		Value
	COMMON STOCKS - 37.1%

	Aerospace & Defense - 1.5%
4,100	The Boeing Company	$174,250
5,300	General Dynamics Corporation	293,567
		467,817
	Capital Goods - 0.5%
12,900	General Electric Company	151,188

	Consumer Discretionary - 4.1%
8,700	Darden Restaurants, Incorporated	286,926
4,700	Target Corporation	185,509
7,200	The TJX Companies, Incorporated	226,512
9,400	The Walt Disney Company	219,302
10,100	Yum! Brands, Incorporated	336,734
		1,254,983
	Data Processing - 0.6%
5,100	Automatic Data Processing, Incorporated	180,744

	Electronic Equipment & Instruments - 0.5%
7,500	Agilent Technologies, Incorporated (a)	152,325

	Financial Services - 3.0%
10,799	Bank of America Corporation	142,547
9,800	Citigroup, Incorporated	29,106
2,500	The Goldman Sachs Group, Incorporated	368,600
8,100	J.P. Morgan Chase & Company	276,291
3,508	Morgan Stanley	100,013
		916,557
	Health Care - 4.3%
5,200	Beckman Coulter, Incorporated	297,128
17,800	Boston Scientific Corporation (a)	180,492
5,800	Express Scripts, Incorporated (a)	398,750
6,300	Pfizer Incorporated	94,500
6,300	United Health Group, Incorporated	157,374
3,700	Wellpoint Incorporated (a)	188,293
		1,316,537
	Household Products - 1.7%
2,100	Kimberly-Clark Corporation	110,103
8,005	Procter & Gamble Company	408,828
		518,931
	Insurance - 1.4%
5,200	AFLAC Incorporated	161,668
4,900	Loews Corporation	134,260
10,200	The Progressive Corporation (a)	154,122
		450,050

Number of		Market
Shares		Value
	Integrated Oil & Gas - 4.1%
3,900	Apache Corporation$	281,385
4,700	Devon Energy Corporation	256,150
5,400	Occidental Petroleum Corporation	355,374
3,500	Schlumberger Ltd. (d)	189,385
2,500	Transocean Ltd. (a)(d)	185,725
		1,268,019
	Machinery - 1.8%
16,453	Caterpillar Incorporated	543,607

	Metals & Mining - 3.9%
8,501	POSCO - ADR (d)	702,778
56,009	Yamana Gold Incorporated (d)	494,245
		1,197,023
	Multi-Utilities - 1.3%
11,500	Duke Energy Corporation	167,785
7,300	The Southern Company	227,468
		395,253
	Semiconductors - 1.4%
19,300	Intel Corporation	319,415
7,100	International Rectifier Corporation (a)	105,151
		424,566
	Software - 1.2%
5,100	Autodesk, Incorporated (a)	96,798
9,400	Intuit, Incorporated (a)	264,704
		361,502
	Technology - 2.0%
17,400	Corning Incorporated	279,444
3,300	International Business Machines
	Corporation (IBM)	344,586
		624,030
	Telecommunications - 0.9%
8,500	American Tower Corporation - Class A(a)	268,005

	Tobacco - 1.0%
18,500	Altria Group, Incorporated	303,215

	Transportation - 0.8%
4,900	Union Pacific Corporation	255,094

	Wireless Telecommunication Services - 1.1%
6,800	China Mobile Ltd. - ADR (d)	340,544

	TOTAL COMMON STOCKS
	(Cost $11,815,322)	11,389,990

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Principal		Market
Amount		Value
	ASSET BACKED SECURITIES - 2.3%
	Connecticut RRB Special Purpose Trust CL&P,
131,163	Series 2001-1, Class A5	136,143
	6.210%, 12/30/2011
	Continental Airlines Inc. Pass Thru Certificates,
	(Acquired 7/19/2005, Cost $66,083)c
66,003	Series 2000-2	53,793
	7.707%, 04/02/2021
	CPL Transition Funding LLC,
100,000	Series 2002-1, Class A5,	109,305
	6.250%, 01/15/2017
	FedEx Corporation,
90,000	1993-A, 8.760%, 05/22/2015	97,064
	Massachusetts RRB Special Purpose,
204,057	Series 2001-1, Class A,	219,831
	6.530%, 06/01/2015
	Union Pacific Corporation
92,410	2003-1, 4.698%, 01/02/2024	86,654
	TOTAL ASSET BACKED SECURITIES
	(Cost $703,606)	702,790

	CORPORATE BONDS - 19.8%
	Consumer Finance - 1.0%
	American Express Company,
300,000	7.250%, 05/20/2014	310,647

	Diversified Financial Services - 0.7%
	National Rural Utility Coop,
200,000	5.450%, 02/01/2018	204,162

	Electric, Gas, And Sanitary Services - 0.3%
	Commonwealth Edison Company,
100,000	5.900%, 03/15/2036	96,250

	Insurance - 1.0%
	Sagicor Finance Limited
	(Acquired 4/23/2009, Cost $306,778)c
300,000	7.500%, 05/12/2016 (b)(d)	307,277

	Metals & Mining - 2.1%
	Barrick Gold Corporation
578,000	6.950%, 04/01/2019 (d)	648,530

Principal		Market
Amount		Value
	Oil, Gas & Consumable Fuels - 5.7%
	Husky Energy, Incorporated,
750,000	7.250%, 12/15/2019 (d)	820,951
	Talisman Energy, Inc.
840,000	7.750%, 06/01/2019	932,400
		1,753,351
	Securities, Commodity Contracts, and Other
	Financial Investments - 2.0%
	The Goldman Sachs Group, Incorporated,
588,000	7.500%, 02/15/2019	630,700

	Telecommunications - 2.6%
	Brasil Telecom S/A,
740,000	9.380%, 08/18/2015 (d)	780,700

	Tobacco - 1.0%
	Altria Group, Incorporated,
260,000	8.500%, 11/10/2013	295,821

	Transportation - 0.7%
	The Burlington Northern and
	Santa Fe Railway Company,
97,499	5.943%, 01/15/2022	100,406
	Norfolk Southern Corporation,
100,000	5.257%, 09/17/2014	103,441
		203,847
	Utilities - 2.7%
	Petroleum Co. Trinidad & Tobago Ltd.
	(Acquired 4/22/2009 and 4/29/2009;
	Costs $664,650 and $78,488)c
1,005,000	6.000%, 05/08/2022 (b)(d)	833,245
	TOTAL CORPORATE BONDS
	(Cost $5,769,192)	6,064,530

	MORTGAGE BACKED SECURITIES - 2.4%
	Government National Mortgage
	Association (GNMA) Real Estate Mortgage
	Investment Conduit Pass-Thru Certificates:
36,943	Series 2004-78, Class A,	37,174
	3.590%, 11/16/2017
44,481	Series 2005-2, Class B,	44,909
	4.116%, 03/16/2019

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Principal		Market
Amount		Value
69,879	Series 2003-48, Class AB,
	2.866%, 02/16/2020	70,630
33,896	Series 2004-25, Class AC,
	3.377%, 01/16/2023	34,053
19,673	Series 2005-87, Class A,
	4.449%, 03/16/2025	20,123
31,711	Series 2006-8, Class A,
	3.942%, 08/16/2025	32,203
44,559	Series 2005-14, Class A,
	4.130%, 02/16/2027	45,230
67,952	Series 2003-72, Class B,
	4.356%, 02/16/2030	70,297
200,429	Series 2006-67, Class A,
	3.947%, 11/16/2030	204,864
		559,483
	GS Mortgage Securities Corp. II,
250,000	Series 2007-GG10, Class A4,
	5.991%, 08/10/2045	189,627
	TOTAL MORTGAGE BACKED
	SECURITIES (Cost $715,047)	749,110

	U.S. GOVERNMENT AGENCY ISSUES - 11.1%
	AID - ISRAEL (d):
200,000	5.50%, 09/18/2023	214,364
200,000	5.50%, 12/04/2023	214,520
		428,884
	Federal National Mortgage Association (FNMA):
200,000	5.00%, 02/13/2017	218,570
66,483	5.50%, 04/01/2036	68,892
67,677	6.00%, 05/01/2036	70,903
		358,365
	Government National Mortgage Association
	(GNMA) Real Estate Mortgage Investment
	Conduit Pass-Thru Certificates:
202,118	5.00%, 09/20/2033	205,898
62,736	5.50%, 01/20/2035	64,733
184,534	5.00%, 11/20/2035	187,940
		458,571
	Petroldrill Four Ltd.
116,686	4.62%, 04/15/2016	120,189
	Rowan Companies
75,000	5.88%, 03/15/2012	78,229

Principal		Market
Amount		Value
	Small Business Administration (SBA)
	Participation Certificates:
70,574	Series 2004-10C, Class 1,
	4.23%, 05/01/2014	72,626
150,082	Series 2002-20H, Class 1,
	5.31%, 08/01/2022	157,776
286,185	Series 2003-20G, Class 1,
	4.35%, 07/01/2023	294,195
59,932	Series 2003-20J, Class 1,
	4.92%, 10/01/2023	62,383
170,150	Series 2003-20L, Class 1,
	4.89%, 12/01/2023	176,910
238,664	Series 2004-20E, Class 1,
	5.18%, 05/01/2024	249,532
130,989	Series 2004-20F, Class 1,
	5.52%, 06/01/2024	137,816
37,612	Series 2003-20H, Class 1,
	5.11%, 08/01/2025	39,231
21,563	Series 2003-20E, Class 1,
	5.31%, 05/01/2027	22,863
22,703	Series 2003-20H, Class 1,
	5.78%, 08/01/2027	24,029
226,552	Series 2007-20L, Class 1,
	5.29%, 12/01/2027	237,080
150,218	Series 2008-20C, Class 1,
	5.49%, 03/01/2028	157,908
190,818	Series 2008-20D, Class 1,
	5.37%, 04/01/2028	201,620
122,859	Series 2008-20K, Class 1,
	6.77%, 11/01/2028	139,087
		1,973,056

	TOTAL U.S. GOVERNMENT AGENCY ISSUES
	(Cost $3,256,275)	3,417,294

	U.S. TREASURY OBLIGATIONS - 1.3%
	United States Treasury Notes - 1.3%
400,000	3.875%, 05/15/2018	412,282
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $407,962)	412,282

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
June 30, 2009 (Unaudited)

Principal		Market
Amount		Value
	SHORT TERM INVESTMENTS - 32.9%
	U.S. Treasury Bills - 32.9%
	United States Treasury Bills
10,037,000	0.278%, 09/03/2009	10,034,591
74,000	0.113%, 11/05/2009	73,947
		10,108,538
	TOTAL SHORT TERM INVESTMENTS
	(Cost $10,106,330)	10,108,538

	Total Investments
	(Cost $32,773,734) - 106.9%	32,844,534

	Liabilities in Excess of Other Assets -
	(6.9)%	(2,109,968)

	TOTAL NET ASSETS - 100.0%	$30,734,566

ADR - American Depositary Receipt
(a) - Non Income Producing
(b) - Restricted
(c) - Restricted securities deemed liquid
(d) - Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

ASSETS:
Investments, at value (cost $32,773,734)	$32,844,534
Cash	572
Interest receivable	113,829
Dividends receivable	16,220
Receivable from Fund shares sold	43
Other assets	25,735
TOTAL ASSETS	33,000,933

LIABILITIES
Accrued distribution fees	73,400
Accrued service fees	33,986
Payable for investments purchased	2,099,881
Payable to Advisor	51,750
Other Accrued Expenses	7,350
TOTAL LIABILITIES	2,266,367

NET ASSETS	$30,734,566
Net assets consist of:
Capital stock ($0.01 par value)	$37,242,749
Accumulated net investment loss	(133,590)
Accumulated net realized loss on investments	(6,445,393)
Net unrealized appreciation on investments	70,800
NET ASSETS	$30,734,566

Shares outstanding (8,000,000 shares authorized)	3,609,255

Net asset value, redemption price
and offering price per share	$8.52

UTC North American Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2009
(Unaudited)

INVESTMENT INCOME:
Interest income	$214,356
Dividend income
(Net of foreign withholding tax of $648)	129,015
TOTAL INVESTMENT INCOME	343,371

EXPENSES
Professional fees	125,097
Advisory fees	74,242
Distribution fees (Note 4)	74,100
Shareholder servicing and accounting costs	59,211
Service Fees (Note 4)	37,050
Administration fees	25,168
Directors fees and expenses	4,373
Custody fees	3,355
Federal and state registration fees	2,853
Other expenses	25,668
TOTAL EXPENSES	431,117

NET INVESTMENT LOSS	(87,746)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	120,192
Net change in unrealized appreciation on investments	954,530

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS	1,074,722

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$986,976

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008
	(Unaudited)
OPERATIONS:
Net investment loss	$(87,746)	$(194,172)
Net realized gain (loss) on investments	120,192	(478,846)
Change in net unrealized appreciation/depreciation
on investments	954,530	(4,132,885)

Net increase (decrease) in net assets from operations	986,976	(4,805,903)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	196,358	20,864,927
Payments for shares redeemed	(1,050,268)	(1,593,111)
Redemption fees	1,553	7
Net increase (decrease) in net assets
From capital share transactions	(852,357)	19,271,823

TOTAL INCREASE IN NET ASSETS	134,619	14,465,920

NET ASSETS

Beginning of period	30,599,947	16,134,027

End of period	$30,734,566	$30,599,947

CHANGE IN SHARES OUTSTANDING:
Shares sold	24,289	2,534,784
Shares redeemed	(129,127)	(153,689)
Net increase (decrease)	(104,838)	2,381,095
Beginning shares	3,714,093	1,332,998
Ending shares	3,609,255	3,714,093

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Financial Highlights

	For the
	Six Months Ended		Year Ended December 31,
	6/30/2009		2008	2007	2006	2005	2004
	(Unaudited)

Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$$8.24		$12.10	$11.89	$11.01	$10.47	$9.80

Income from investment operations:
Net investment loss(1)		(0.02)	(0.01)	(0.12)	(0.04)	(0.12)	(0.06)
Net realized and unrealized
gain (loss) on investments	0.30		(3.85)	0.33	0.92	0.72	0.73
Total from investment operations	0.28		(3.86)	0.21	0.88	0.60	0.67

Less distributions from net investment income	0.00		0.00	0.00	0.00	(0.06)	(0.00	)(2)

Net asset value, end of period	$8.52		$8.24	$12.10	$11.89	$11.01	$10.47

Total return	3.40	%(3)	(31.90)%	1.77%	7.99%	5.69%	6.88%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$30,735		$30,599	$16,134	$18,455	$19,416	$22,215

Ratio of expenses to average net assets		2.91%	3.93%	3.51%	3.50%	3.10%	3.16%
Ratio of net investment loss to average net assets		(0.59)%	(1.37)%	(0.95)%	(0.97)%	(0.69)%	(0.44)%

Portfolio turnover rate		7.85%	19.95%	4.73%	26.09%	26.43%	21.25%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2)	Amount is less than $0.01.
(3)	On March 1, 2009, UTC Fund Services, Inc began managing the Fund’s assets.
Returns prior to that date reflects the performance of the Fund’s previous investment adviser.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2009 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Fund (Portfolio) has adopted FAS 157 effective January 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1Quoted prices in active markets for identical securities.
Level 2Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The investments whose values are based on quoted market prices in active market, and are therefore classified within level 1, include active listed domestic equities (including rights and warrants) and listed ADRs.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain money market securities, mutual funds, asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and ADRs.

The following is a summary of the inputs used to value the Fund's (Portfolio's) net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$702,790	-	-	702,790
Common Stocks	11,389,990	-	-	11,389,990
Corporate Bonds	6,064,530	-	-	6,064,530
Mortgage Backed Securities	749,110	-	-	749,110
Short-Term Investments	10,108,538	-	-	10,108,538
U.S. Government Agency Ussies	3,417,294	-	-	3,417,294
U.S. Treasury Obligations	412,282	-	-	412,282
Other Financial Instruments*	-	-	-	-
Total	32,844,534	-	-	32,844,53

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2009 (Unaudited)

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management has determined that SFAS 161 had no impact on the Fund's financial statements.

b)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e)
Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Subsequent Events Evaluation - In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through August 29, 2009 the date that the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

h)
Other – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2009 (Unaudited)

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended June 30, 2009 were $9,018,705 and $1,252,806 respectively.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$31,600,577

Gross unrealized appreciation	1,471,193
Gross unrealized depreciation	(2,404,165)
Net unrealized appreciation	$(932,972)

Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	$-

Other accumulated losses	(6,562,187)
Total accumulated losses	$(7,495,159)

At December 31, 2008, the Fund had accumulated capital loss carryforwards of $6,548,433. In prior years, the Fund had accumulated capital loss carryforwards of $4,208,471 expiring in 2009, $413,844 expiring in 2010, $244,113 expiring in 2011, $1,112,247 expiring in 2012 and $569,758 expiring in 2016. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

There were no distributions made by the Fund during the six months ended June 30, 2009 and year ended December 31, 2008.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes". FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a "more likely than not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund only relate to Federal tax years. As of June 30, 2009, open Federal tax years include the tax year ended December 31, 2005 through December 31, 2008. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

On February 18, 2009, the shareholders of the Fund voted to approve a new investment management agreement with UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation. The Fund executed the investment management agreement with the Adviser on February 26, 2009, and the Adviser began managing the Fund’s assets on March 1, 2009. Prior to that time, Earnest Partners, LLC served as the investment adviser to the Fund. Under the Fund’s investment management agreement (the “New Agreement”), the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The form of the New Agreement was approved by the Board, including a majority of those directors who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), on December 1, 2008, and on January 6, 2009, the Board approved the change of investment adviser to the Adviser and called a Special Meeting of the shareholders of the Fund to vote on the New Agreement, among other things.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2009 (Unaudited)

The New Agreement contains terms and conditions that are substantially identical to the prior investment management agreement (the “Old Agreement”) in all material respects. In particular, the compensation rate under the New Agreement, the duties of the investment adviser under the New Agreement and the term of the New Agreement are identical to the compensation rate under the Old Agreement, the duties of the investment adviser under the Old Agreement and the term of the Old Agreement, respectively.

In considering the New Agreement and reaching its decision to approve the New Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below:

•
Nature, Extent and Quality of Services Provided by the Adviser. The Board’s analysis of the nature, extent and quality of the Adviser’s services to the Fund took into account knowledge gained from the Board’s regular quarterly meetings with Unit Trust Corporation throughout the year. In addition, the Board reviewed and considered Unit Trust Corporation’s resources and key personnel involved in providing investment management services to the Fund and the Adviser’s management history. The Board also considered other administrative services that Unit Trust Corporation provided for the Fund, such as shareholder services and other administrative services for the Board and Fund. The Board concluded that the nature, extent and quality of the services provided by Unit Trust Corporation to the Fund was appropriate and that the Fund was likely to benefit from services to be provided under the New Agreement with the Adviser.

•
Investment Performance of the Current Adviser and the Fund. In considering the investment performance of the Fund, the Board reviewed information regarding the Fund’s performance in comparison to various stock market indices and also peer funds. With respect to the Fund’s performance relative to stock market indices, the Board noted the Fund’s performance relative to its benchmarks for the 12 months ended December 31, 2007. The Board also considered the prior adviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions regarding the Fund’s performance during those periods. The Board also reviewed and compared the Fund’s performance relative to other peer funds. After considering all of the information, the Board concluded that the performance of the prior adviser has been acceptable but that the Adviser has the potential to produce more favorable returns because of the greater resources of Unit Trust Corporation.

•
Costs of Services Provided and Profits Realized by the Prior Adviser. The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective. The Board noted the Fund’s investment management fee and total expense ratio relative to peer funds. The Board also reviewed and considered management fees charged by the prior adviser to other investment advisory clients and generally discussed the cost of obtaining alternative investment advisory services. In light of all of the information that the Board received and considered, including that the Adviser’s fees would be identical to the prior adviser’s fees, it concluded that the management fees were reasonable with respect to the services to be provided and the performance of the Fund.

•
Economies of Scale and Fee Levels Reflecting Those Economies. The Board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of breakpoints in the investment management agreement fee schedule. The Board noted that the investment management fees were adjusted if economies of scale were realized as the Fund grew. The Board noted that it would be more likely for the Fund to grow if the Adviser became the investment adviser because neither the prior adviser nor its affiliates were engaged in selling shares of the Fund, whereas affiliates of Adviser would be actively selling shares of the Fund.

•
Benefits Derived from the Relationship with the Fund. The Board noted that the Adviser would receive minimal ancillary benefits from its association with the Fund in the form of softdollar research and the development of managed account relationships.

The foregoing factors and conclusions form the basis for the recommendation of the Board that the shareholders approve the New Agreement.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2009 (Unaudited)

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $37,050 under this agreement during the six months ended June 30, 2009.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’) formally Chaconia Financial Services, Inc. (“CFS”), a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the six months ended June 30, 2009, UTCFS and UTC earned $74,100.

5.	TRANSACTIONS WITH AFFILIATES

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the UTC North American Fund.

	Share Balance at				Share Balance at
Name of Issuer	January 1, 2009	Purchases		Sales	June 30, 2009

Trinidad & Tobago Unit Trust
Corporation-First Unit Scheme*	87,123	1,349	**	88,472	-
Cost	$157,817	-		$157,817	-

* Dividends paid to the Fund during the period were $11,354. The fund realized a gain of $30,424 as a result of the sale of 88,472 shares of the Trinidad and Tobago Unit Trust Corporation – First Unit Scheme.
** Dividend reinvested.

As of June 30, 2009, the Trinidad & Tobago Unit Trust Company (“TTUTC”) owned 71.56 percent of the outstanding shares if the Fund. The investment activities of TTUTC could have a material effect on the Fund.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2009 (Unaudited)

7.	RESULT OF SPECIAL MEETINGS OF SHAREHOLDERS
At a Special Meeting of Shareholders of the UTC North American Fund (formerly known as the Chaconia Income and Growth Fund) held on February 18, 2009, shareholders approved the following proposals:

Proposal 1: To approve the new Investment Advisory Agreement.
Of the 2,648,384.83 shares present in person or by proxy, 2,648,384.83 shares or 100.00% voted in favor (representing 72.8% of total outstanding shares), 0 shares or 0.00% voted against, and 0 shares or 0.00% abstained from voting.

Proposal 2: To approve the changes to fundamental investment restrictions.

Proposed Fundamental				Percentage of Shares Present at
Investment Restriction	Affirmative Votes	Votes Against	Abstained Votes	Meeting Voted Affirmative
2A. Margin Transactions	2,648,384.83	0.00	0.00	100.00%
2B. Short Sales and Options	2,648,384.83	0.00	0.00	100.00%
2C. Senior Securities,	2,648,384.83	0.00	0.00	100.00%
Borrowing, Pledging
2D. Commodities	2,648,384.83	0.00	0.00	100.00%
2E. Lending	2,648,384.83	0.00	0.00	100.00%
2F. Investing Control	2,648,384.83	0.00	0.00	100.00%
2G. Underwriting of Securities	2,648,384.83	0.00	0.00	100.00%
and Restricted Securities

Proposal 3: The election of an additional director, Ajatta Mediratta, to the Fund’s Board of Directors.

Nominee	“Affirmative”	“Withheld”	Percent of Outstanding Fund Shares voted Affirmative
Ajatta Mediratta	2,648,384.83	0.00	100.00%

UTC North American Fund, Inc.

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30, 2009 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Marlon Holder, Chairman
Gayle Daniel-Worrell, Director, Secretary
Jean P. Alexander, Director
Melania Haynes, Director
Lucille Mair, Director
Ajatta Mediratta, Director
Jovan Sankar, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Semi-Annual Report June 30, 2009

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund

By   /s/ Jovan Sankar
      Jovan Sankar, President

Date     8/20/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Jovan Sankar
                              Jovan Sankar, President

Date   8/20/2009

By   /s/ Michelle Parsad
                              Michelle Persad, Treasurer

Date   8/20/2009